Summary Prospectus March 30, 2017, as revised June 16, 2017 WBI Tactical BA Fund
No Load Shares WBADX
Institutional Shares WBBAX

Before you invest, you may want to review the WBI Tactical BA Fund’s (the “Tactical BA Fund”) Statutory Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks.  The current Statutory Prospectus and SAI dated March 30, 2017, as amended, are incorporated by reference into this Summary Prospectus.  You can find the Tactical BA Fund’s Statutory Prospectus, SAI and other information about the Fund online at http://www.wbifunds.com/literature.html.  You can also get this information at no cost by calling 1-855-WBI-FUND (1-855-924-3863) or by sending an email request to wbifunds@wbiinvestments.com.

Investment Objectives
The Tactical BA Fund’s investment objectives are to seek current income and long-term capital appreciation, while also seeking to protect principal during unfavorable market conditions.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Tactical BA Fund.

SHAREHOLDER FEES (fees paid directly from your investment)	No Load	Institutional
Redemption Fee (as a percentage of amount redeemed on shares held for 60 days or less)	2.00%	2.00%
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.85%	0.85%
Distribution and Service (Rule 12b-1) Fees	0.25%	None
Other Expenses (1)	0.54%	0.54%
Acquired Fund Fees and Expenses	0.08%	0.08%
Total Annual Fund Operating Expenses(2)	1.72%	1.47%
Less: Management Fee Waiver(3)	-0.09%	-0.09%
Total Annual Fund Operating Expenses After Management Fee Waiver	1.63%	1.38%

(1)	Effective June 15, 2017, the Tactical BA Fund’s shareholder servicing plan fee was eliminated; therefore Other Expenses have been restated to reflect current fees.
(2)
Total Annual Fund Operating Expenses do not correlate to the Ratio of Expenses to Average Net Assets Before Expense Reimbursement/Recoupment in the Financial Highlights section of the statutory prospectus, which reflects the actual operating expenses of the Tactical BA Fund (including the shareholder servicing plan fee prior to June 15, 2017) and does not include expenses attributed to acquired fund fees and expenses (“AFFE”) and other restated fees and expenses.

(3)
WBI Investments, Inc. (the “Advisor”) has contractually agreed to waive a portion or all of its management fees and pay Tactical BA Fund expenses to ensure that Total Annual Fund Operating Expenses (excluding AFFE, taxes, interest expense, and extraordinary expenses) do not exceed 1.55% of average daily net assets for No Load Class shares and 1.30% of average daily net assets for Institutional Class shares (the “Expense Caps”) through at least March 29, 2019.  The Expense Caps may be terminated only by the Trust’s Board of Trustees (the “Board”).  The Advisor may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date they were paid, subject to the Expense Caps.

Example.  This Example is intended to help you compare the cost of investing in the Tactical BA Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Expense Caps in the first and second years).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
No Load Class	$166	$533	$925	$2,023
Institutional Class	$40	$456	$794	$1,750

Portfolio Turnover.  The Tactical BA Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 355.13% of the average value of its portfolio.

Principal Investment Strategies
The Tactical BA Fund will seek to invest in the equity securities of domestic and foreign dividend-paying companies of any size market capitalization which the Advisor believes have the capacity to increase dividends over time, and in domestic and foreign fixed income securities.  The Fund may invest in non-dividend paying equities and/or in option strategies to enhance the Fund’s returns or to mitigate risk and volatility.  Option strategies used by the Fund for individual securities include writing (selling) covered calls, buying puts, using combinations of calls and puts, and using combinations of calls and combinations of puts.  The Fund may also use options on indices.  The Fund may also invest in cash or cash equivalents as part of the normal operation of its investment process, including for extended periods.

The types of equity securities in which the Tactical BA Fund will generally invest include common stocks, preferred stocks, rights, warrants, convertibles, master limited partnerships (businesses organized as partnerships which trade on public exchanges) and real estate investment trust (“REITs”).  The types of fixed income securities in which the Fund will generally invest directly or indirectly (through other registered investment companies) include corporate debt securities, U.S. Government securities, debt securities of foreign issuers, sovereign fixed income securities, U.S. Government agency securities, high-yield bonds (also known as “junk bonds”), exchange-traded notes (“ETNs”), mortgage-backed securities, variable and floating rate securities and other investment companies that predominantly invest in fixed income securities.  The Fund expects to invest in fixed income securities of all maturities, from less than one year up to thirty years, depending on the portfolio manager’s assessment of the risks and opportunities along the yield curve.  (The yield curve refers to differences in yield among fixed income assets of varying maturities.)

The Tactical BA Fund may invest without limitation in securities of foreign issuers, and may invest up to 50% of its net assets in the securities of issuers in emerging markets.  The Fund may invest up to 75% of its net assets in fixed income securities of any credit quality, including up to 20% of its net assets in high-yield bonds (also known as “junk bonds”).  The Fund may also invest in other investment companies, including exchange-traded funds (“ETFs”) and money market funds.

The risk-managed investment approach used for the Tactical BA Fund by the Advisor attempts to provide consistent, attractive returns net of expenses with potentially less volatility and risk to capital than traditional approaches, whatever market conditions may be.  The Fund uses quantitative computer screening of fundamental stock information to evaluate domestic and foreign equity securities in an attempt to find the best value and dividend opportunities worldwide.  Once securities are identified, an overlay of technical analysis confirms timeliness of security purchases.  The Fund then adds qualifying securities using available cash.  This systematic process of identifying, evaluating, and purchasing securities constitutes the Advisor’s buy discipline for the Fund.

The Tactical BA Fund uses a proprietary bond model created by the Advisor to assess the appropriate duration of its fixed income securities exposure.  Fixed income positions may be periodically adjusted to reflect changes in the bond model’s assessment of the risks and opportunities along the yield curve.  A portion of the Fund’s bond exposure may also be invested to pursue perceived opportunities in varying segments of the fixed income securities market.

Once securities are purchased, the Advisor maintains a strict sell discipline that attempts to control the effects of the volatility of each invested position on the Tactical BA Fund’s value.  If a security’s price stays within a range of acceptable prices, the security will remain in the Fund.  If the security’s price falls below the bottom of an acceptable price range, the security will be sold.  This results in a responsive process that actively adjusts the Fund’s allocation by causing it to become more fully invested or by raising cash to protect capital.  During periods of high market volatility a significant amount of Fund holdings may be sold, resulting in a large allocation to cash in the Fund.

The Advisor expects that the Tactical BA Fund’s investment strategy will result in a portfolio turnover rate in excess of 100% on an annual basis.

Principal Investment Risks
Losing all or a portion of your investment is a risk of investing in the Tactical BA Fund.  The following risks could affect the value of your investment:

•
General Market Risk – Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.

•	Market Risk – Either the stock market as a whole or the value of an investment held by the Fund may go down, resulting in a decrease in the market value or net asset value (“NAV”).

•
Management Risk – An investment in the Fund varies with the success and failure of the Advisor’s investment strategies and the Advisor’s research, analysis, and determination of portfolio securities. If the Advisor’s investment strategies, including its models, stop loss and goal-setting process, do not produce the expected results, the market value or NAV would decrease.

•
Equity Market Risk – Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Common stock or common stock equivalents of any given issuer will generally be exposed to greater risk than if the Fund held preferred stocks and debt obligations of such issuer.

•
Real Estate Investment Trust (REIT) Risk – Investments in REITs will be subject to the risks associated with the direct ownership of real estate and annual compliance with tax rules applicable to REITs.  Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions.  In addition, REITs have their own expenses, and the Tactical BA Fund will bear a proportionate share of those expenses.

•
Foreign and Emerging Market Securities Risk – Foreign investments may carry risks associated with investing outside the United States, such as currency fluctuation, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments.  Foreign securities can be more volatile than domestic (U.S.) securities.  Securities markets of other countries are generally smaller than U.S. securities markets.  Many foreign securities may also be less liquid than U.S. securities, which could affect the Tactical BA Fund’s investments.  Investments in emerging markets may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties. Also, as foreign and emerging markets decline, investors tend to exit these markets in unison.

•
Investment Style Risk – The prices of stocks and bonds in the Fund’s portfolio may fall or rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific issuer or industry.  The Tactical BA Fund’s investments in dividend-paying common stocks may cause the Fund to underperform funds that do not limit their investments to dividend-paying common stocks during periods when dividend-paying common stocks underperform other types of stocks.  In addition, if stocks held by the Fund reduce or stop paying dividends, the Fund’s ability to generate income may be affected.  To the extent that the Fund invests in dividend-paying stocks that experience negative developments in their financial condition, the Fund may underperform funds that invest in other types of securities.  For longer periods of time, the Fund may hold a substantial cash position.  If the equity market advances during periods when the Fund is holding a large cash position, the Fund may not participate to the extent it would have if the Fund had been more fully invested in equities.

•
Model Risk – The Tactical BA Fund’s investment process includes the use of proprietary models and analysis methods developed by the Advisor and data provided by third parties.  Third party data and information used in models and analysis is obtained from sources believed to be reliable, however inaccurate data could adversely affect the effectiveness of the resulting investment implementation on the Fund’s performance.  There can be no assurance that any particular model or investment strategy, including those devised by the Advisor, will be profitable for the Fund, and may result in a loss of principal.

•
Debt Securities Risk – The market value of debt securities held by the Fund typically changes as interest rates change, as demand for the instrument changes, and as actual or perceived creditworthiness of an issuer changes.  During periods of rising interest rates, the market value of debt securities held by the Fund will generally decline.  Credit risk is the risk that an issuer will be unwilling or unable to make timely payments of principal and interest. There is also the risk that an issuer may “call,” or repay, its high-yielding bonds before their maturity dates.  Debt securities subject to prepayment risk can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment.  Limited trading opportunities for certain debt securities may make it more difficult to sell or buy a security at a favorable price or time.  Because interest rates in the United States are at historical lows, the Fund may have an increased risk associated with debt securities and rising interest rates.  Also, the risk of rising interest rates may result in less liquidity in debt markets overall, making it more difficult for the Fund to sell the instruments at or near the market value used to compute the Fund’s NAV.

•
High-Yield Securities Risk – The debt securities that are rated below investment grade (i.e., “junk bonds”) are subject to additional risk factors such as increased possibility of default liquidation of the security, and changes in value based on public perception of the issuer. High-yield securities are inherently speculative.

•
Small and Medium Companies Risk – Investing in securities of small and medium capitalization companies may involve greater volatility than investing in larger and more established companies because small and medium capitalization companies can be subject to more abrupt or erratic share price changes than larger, more established companies.

•
ETF and Mutual Fund Risk – When the Tactical BA Fund invests in an ETF or mutual fund, including money market funds for its cash position, it will bear additional expenses based on its pro rata share of the ETF’s or mutual fund’s operating expenses, including the potential duplication of management fees.  The Fund will be indirectly exposed to the risks of the portfolio assets held by an ETF or other investment company, including but not limited to those of ETNs, equity options, derivatives, currencies, index, leverage, and replication management. The Fund also will incur brokerage costs when it purchases ETFs.

•
Master Limited Partnership Risk – Investing in master limited partnerships (“MLPs”) entails risk including fluctuations in energy prices, decreases in supply of or demand for energy commodities and various other risks associated with their underlying assets.

•
Exchange-Traded Note Risk – The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying securities’ markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced index.  In addition, the notes issued by ETNs and held by a fund are unsecured debt of the issuer.

•
Options Risk – Options on securities may be subject to greater fluctuations in value than an investment in the underlying securities.  Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks, including limiting potential gains, increased sensitivity to changes in interest rates or to sudden fluctuations in market prices than conventional securities, and transaction costs.

•
Portfolio Turnover Risk – A high portfolio turnover rate (100% or more) has the potential to result in the realization and distribution to shareholders of higher capital gains, which may subject you to a higher tax liability.

•
Mortgage-Backed Securities Risk – In addition to the general risks associated with debt securities as described above, the structure of certain mortgage-backed securities may make their reaction to interest rates and other factors difficult to predict, which may cause their prices to be very volatile.  In particular, the events related to the U.S. housing market in the recent past had a severe negative impact on the value of some mortgage-backed securities and resulted in an increased risk associated with investments in these securities. Sub-prime mortgages are those issued to borrowers who do not meet the lender’s prime credit worthiness standards. Sub-prime mortgages have had significantly higher default rates, which may result in foreclosure on the collateral property. Mortgage loans in default can suffer a significant decline in market value and may never be fully repaid. Amounts recovered through foreclosure and sale of the collateral property may not be sufficient to repay the full amount of the loan.

Performance
The following performance information provides some indication of the risks of investing in the Tactical BA Fund.  The bar chart shows the annual returns for the Fund’s Institutional Class shares from year to year.  The table shows how the Fund’s average annual returns for one year, five years and since inception compare to those of broad measures of market performance.  The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available on the Fund’s website at www.wbifunds.com or by calling the Fund toll-free at 1-855-WBI-FUND (1-855-924-3863).

Calendar Year Total Returns as of December 31 – Institutional Class

During the period shown on the bar chart, the Tactical BA Fund’s highest total return for a quarter was 5.45% (quarter ended December 31, 2011) and the lowest total return for a quarter was -6.48% (quarter ended September 30, 2011).

Average Annual Total Returns (for the periods ended December 31, 2016)	1 Year	5 Years	Since Inception (12/29/2010)
Institutional Class
Return Before Taxes	5.56%	2.65%	2.27%
Return After Taxes on Distributions	5.28%	2.09%	1.79%
Return After Taxes on Distributions and Sale of Fund Shares	3.14%	1.88%	1.62%
No Load Class
Return Before Taxes	5.30%	2.38%	2.00%
MSCI World Index (reflects no deduction for fees, expenses or taxes)	8.15%	11.04%	8.19%
Bloomberg Barclays Capital U.S. Aggregate Bond Total Return Index (reflects no deduction for fees, expenses or taxes)	2.65%	2.23%	3.19%
50% MSCI World Index / 50% Bloomberg Barclays U.S. Aggregate Bond Total Return Index (reflects no deduction for fees, expenses or taxes)	5.54%	6.73%	5.88%

The after-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold shares of the Tactical BA Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

Management
Investment Advisor.  WBI Investments, Inc. is the Tactical BA Fund’s investment advisor.

Portfolio Managers.  Mr. Gary E. Stroik, Chief Investment Officer and lead Tactical BA Fund portfolio manager, and Mr. Don Schreiber, Jr., Founder, Chief Executive Officer and Fund co-portfolio manager, are the portfolio managers responsible for the day-to-day management of the Fund.  Messrs. Stroik and Schreiber have each managed the Fund since its inception in December 2010.

Purchase and Sale of Fund Shares
You may purchase, exchange or redeem Fund shares on any business day by written request via mail (WBI Tactical BA Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), by telephone at 1-855-WBI-FUND (1-855-924-3863), or through a financial intermediary.  You may also purchase or redeem Fund shares by wire transfer.  Investors who wish to purchase, exchange or redeem Fund shares through a financial intermediary should contact the financial intermediary directly.  The minimum initial and subsequent investment amounts are shown below.  Minimums may be waived under certain conditions.  Please see the “General Policies” section of this Prospectus for additional information on waivers of minimums.

No Load Class
Type of Account	To Open Your Account	To Add to Your Account
Regular Accounts	$2,500	$250
IRAs (Traditional, Roth, SEP, and SIMPLE IRAs), 403(b) Accounts, Qualified Plan Accounts	$1,000	Any amount
Automatic Investment Plan	$2,500	$100
Institutional Class
Type of Account	To Open Your Account	To Add to Your Account
Regular Accounts	$250,000	$250
IRAs (Traditional, Roth, SEP, and SIMPLE IRAs), 403(b) Accounts, Qualified Plan Accounts	$250,000	Any amount
Automatic Investment Plan	$250,000	$100

Tax Information
The Tactical BA Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA.  Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Tactical BA Fund through a broker-dealer or other financial intermediary, the Fund and/or the Advisor may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.